SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 8, 2004

                         JONES LANG LASALLE INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Maryland                  001-13145                  36-4150422
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       (State or other        (Commission File Number)         (IRS Employer
jurisdiction of Incorporation                                Identification No.)

                   200 East Randolph Drive, Chicago, IL       60601
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                 (Address of Principal Executive Offices)   (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 7. Financial Statements and Exhibits

      (c) Exhibits

      The following exhibit is included with this Report:

      99.1. Press release issued by Jones Lang LaSalle Incorporated dated January 8, 2004

Item 9. Regulation FD Disclosure

      On January 8, 2004, Jones Lang LaSalle Incorporated (the "Company") issued a press release announcing that the Board of Directors of the Company has accepted the resignation of Christopher A. Peacock as President and Chief Executive Officer. The full text of this press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2004              JONES LANG LASALLE INCORPORATED

                                    By:    /s/ Lauralee E. Martin
                                           ------------------------------
                                    Name:  Lauralee E. Martin

                                    Title: Executive Vice President and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

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   Exhibit 99.1   Press release issued by Jones Lang LaSalle Incorporated
                  January 8, 2004 announcing that the Board of Directors of the Company has accepted the resignation of Christopher A. Peacock as President and Chief Executive Officer.